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                                                                   EXHIBIT 10.02


                  AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

                  THIS AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") is made and entered into as of the 2nd day of September, 2004, by and between Roger V. Calarese and A. Richard Calarese, as trustees of the Franklin Village Trust, dated January 19, 1979, as amended ("Seller"), having an office at 1000 Franklin Village Drive, Franklin, Massachusetts 02038, and Cedar-Franklin Village LLC, a Delaware limited liability company ("Buyer"), having an office c/o Cedar Shopping Centers Partnership, L.P., 44 South Bayles Avenue, Port Washington, New York 11050.

                  WHEREAS, Buyer and Seller have entered into that certain Agreement of Purchase and Sale, dated as of August 2, 2004 (the "Agreement").

                  WHEREAS, Seller and Buyer desire to amend the terms of the Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Seller and Buyer hereby covenant and agree as follows:

         1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

         2. The Due Diligence Period shall be extended and shall expire at 5:00 p.m. (Eastern time) on September 10, 2004.

         3. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Agreement are hereby ratified and confirmed.

         4. Except insofar as reference to the contrary is made in any such instrument, all references to the "Agreement" in any future correspondence or notice shall be deemed to refer to the Agreement as modified by this Amendment.

         5. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

         6. Delivery of this Amendment by facsimile by any party shall represent a valid and binding execution and delivery of this Amendment by such party.


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.





                                    FRANKLIN VILLAGE TRUST


                                    By:
                                             ----------------------------------
                                             Name:    Roger V. Calarese
                                             Title:   Trustee



                                    By:
                                             ----------------------------------
                                             Name:    A. Richard Calarese
                                             Title:   Trustee


                                    CEDAR-FRANKLIN VILLAGE LLC,
                                    a Delaware limited liability company


                                     By:
                                                 ------------------------------
                                                 Name:
                                                 Title: